Significant Contingent Liabilities and Unrecognized Commitments	12 Months Ended
Dec. 31, 2024
Commitments And Contingencies [Abstract]
Significant Contingent Liabilities and Unrecognized Commitments
42.
SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS

Except for those disclosed in other notes, the Company’s significant commitments and contingent liabilities as of December 31, 2024 were as follows:

a.
Acquisitions of property, plant and equipment of $14,396 million.
b.
Acquisitions of telecommunications-related inventory of $12,366 million.
c.
Unused letters of credit amounting to $10 million.
d.
A commitment to contribute $2,000 million to a Piping Fund administered by the Taipei City Government, of which $1,000 million was contributed by Chunghwa on August 15, 1996 (classified as other financial assets - noncurrent). If the fund is not sufficient, Chunghwa will contribute the remaining $1,000 million upon notification from the Taipei City Government.
e.
Chunghwa committed that when its ownership interest in NCB is greater than 25% and NCB encounters financial difficulty or the capital adequacy ratio of NCB cannot meet the related regulation requirements, Chunghwa will provide financial support to assist NCB in maintaining a healthy financial condition.
f.
Chunghwa signed a contract, the ST-2 Satellite Succession Plan, with Singapore Telecommunications Limited, for a total transaction price of EUR 177 million and SGD 51 million. As of December 31, 2024, Chunghwa had paid the amount of EUR 89 million (classified as prepayments - noncurrent).
g.
The Company has signed the house and land presale contracts amounting to $7,704 million and has received $1,064 million in accordance with the contracts (classified as contract liabilities).
h.
Chunghwa’s Board of Directors approved an investment in Cultural Content Industry Fund in February 2024. The investment amount is capped at $1,200 million.